UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2010

Mikojo, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53185	95-3797580

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1840 Gateway Drive, Suite 200, Foster City, CA		94404

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 650-283-2653

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Completion of Acquisition or Disposition of Assets
SIGNATURES
EXHIBIT INDEX

Item 1.01 Entry into a Material Definitive Agreement.

1)           On January 22, 2010, Mikojo, Inc. (the “Company”) entered into a credit enhancement agreement (the “Facility”) with Atlas Investment Corporation, pursuant to which Atlas will issue Letters of Credit (LCs) to support Mikojo advertising expenses aggregating approximately $23 million over a 14-month period.  Under the terms of the Facility, Atlas will provide LCs issued by acceptable banking institutions to serve as collateral for Mikojo’s agreements with its advertising partners. It is anticipated that LCs will be issued, released and re-issued on a revolving basis and that the maximum amount of LCs outstanding at any point in time will be $5,000,000.  The Facility has an initial term of 14 months, with an option to renew or rollover (at the sole discretion of Atlas) for an additional 12-month period.  The initial 14-month time frame permits Mikojo to utilize a 2-month time period to ramp up its advertising business, followed by 12 months of advertising operations.  Atlas has agreed to provide an initial LC in the amount of $1,000,000 the first month of the Facility; two additional LCs aggregating an additional $2,000,000 the second month and additional LCs totaling $2,000,000 the third month, to bring the aggregate total to the agreed $5,000,000.  It is anticipated that the aggregate amount of LCs to be provided over the initial term of the Facility is approximately $23 million.

In consideration of Atlas providing the Facility, Mikojo shall issue senior debentures to Atlas over the initial term of the Facility aggregating $4,600,000 (subject to adjustment in the event the full amount of the Facility is not utilized), which will have staggered maturity dates commencing 3 months following the issuance of the initial LC.  Unless the facility is prematurely terminated, the $4,600,000 is the estimated minimum amount of debentures the company expects to issue to Atlas.  In addition to the Facility, Atlas will have the first right of refusal to arrange for factoring of Mikojo’s receivables that are generated by utilizing the LC collateral provided by Atlas.  Such factoring could provide Mikojo with additional cash, which could produce additional revenues through the ability support the placement of additional advertising.

2)           On January 13, 2010, the Company entered into a Consulting Agreement with Accelerated Venture Partners LLC (“AVP”) pursuant to which AVP will work with the Company to facilitate and support the development of advertising placements and assist in the arrangement of credit enhancement and working capital financing to support the Company’s placement of internet advertising.  The agreement is for a term commencing the date of the Agreement and terminating concurrently with the termination of all internet advertising revenue to the Company.  In consideration of Accelerated’s services, the Company agreed to pay a consulting fee equal to four percent (4%) of the gross revenues generated from the Company’s advertising placements on the internet, regardless of the source of such revenues, payable immediately upon receipt by the Company of all payments on account of such internet advertising.

3)           On January 13, 2010, the Company entered into a Consulting Agreement with Robert Gray, vSource1, Inc. and Scarborough Capital pursuant to which the consultants will work with the Company to support the development of financing for advertising placements for paying sponsors on the internet and to introduce the Company to third parties who could potentially participate with the Company in internet advertising activities.  The agreement is for a term commencing the date of the Agreement and terminating upon the termination of all financing contracts supporting the Company’s internet advertising activities.    In consideration of the consultant’s services, the Company agreed to pay a consulting fee equal to three percent (3%) of the amount of financing made available to the Company on a monthly basis which is used to facilitate the Company’s advertising placement for paying sponsors on the internet.

4)           On January 13, 2010, the Company entered into a Consulting Agreement with Adam Nettlefold pursuant to which he will (a) assist the Company in developing an advanced search infrastructure appropriate for its business; (b) advise and assist the Company with respect to its advertising, ad placement and business plan; (c) advise and assist the Company with respect to its sales and marketing strategy and plans and (d) provide such other general consulting services relating to the foregoing as the Company’s Chief Executive Officer or board of directors may request.  The agreement commences upon execution and is terminable upon written notice by either party. In consideration of the consultant’s services, the Company agreed to issue a non-qualified option (pursuant to the Company’s 2009 Stock Plan) to purchase 1,200,000 shares of the Company’s common stock at an exercise price of $0.01 per share.  The Company shall have a re-purchase option with respect to the shares which are the subject of the option which shall lapse with respect to 6.25% of the total number of shares which are the subject of the option three (3) months after the effective date of the agreement, and the re-purchase option shall further lapse ratably with respect to the remaining shares on a monthly basis thereafter over a 45-month period.  At such time as the Company is funded with an agreed level of outside financing, and upon the mutual agreement of the Company and the consultant, the agreement will terminate and the Company shall hire the consultant as its Vice President of Internet Advertising at an annual base salary of $220,000, together with an incentive compensation agreed by the Company’s board of directors (including provision for a severance payment upon a termination without cause).

5)           On January 24, 2010, the Company entered into a Consulting Agreement with Frank Cuda pursuant to which he will (a) assist the Company in developing business relationships, search scenarios and key word identification strategies appropriate for its business; (b) advise and assist the Company with respect to its advertising, ad placement and business plan; (c) advise and assist the Company with respect to its sales and internet ad building and (d) provide such other general consulting services relating to the foregoing as the Company’s Chief Executive Officer or board of directors may request.  The agreement commences upon execution and is terminable upon written notice by either party. In consideration of the consultant’s services, the Company agreed to issue a non-qualified option (pursuant to the Company’s 2009 Stock Plan) to purchase 100,000 shares of the Company’s common stock at an exercise price of $0.01 per share.  The Company shall have a re-purchase option with respect to the shares which are the subject of the option which shall lapse with respect to 6.25% of the total number of shares which are the subject of the option three (3) months after the effective date of the agreement, and the re-purchase option shall further lapse ratably with respect to the remaining shares on a monthly basis thereafter over a 45-month period.  At such time as the Company is funded with an agreed level of outside financing, and upon the mutual agreement of the Company and the consultant, the agreement will terminate and the Company shall hire the consultant as its Internet Advertising Manager at an annual base salary of $90,000, together with an incentive compensation agreed by the Company’s board of directors.

6)           On October 21, 2009, the Company entered into a Consulting Agreement with Ian Evans pursuant to which he will (a) assist the Company in developing business relationships, search scenarios and key word identification strategies appropriate for its business; (b) advise and assist the Company with respect to its advertising, ad placement, business plan and IT infrastructure; (c) advise and assist the Company with respect to its advertising, sales and marketing strategy and plans and (d) provide such other general consulting services relating to the foregoing as the Company’s Chief Executive Officer or board of directors may request.  The agreement commences upon execution and is terminable upon written notice by either party. In consideration of the consultant’s services, the Company agreed to issue a non-qualified option (pursuant to the Company’s 2009 Stock Plan) to purchase 200,000 shares of the Company’s common stock at an exercise price of $0.01 per share.  The Company shall have a re-purchase option with respect to the shares which are the subject of the option which shall lapse with respect to 6.25% of the total number of shares which are the subject of the option three (3) months after the effective date of the agreement, and the re-purchase option shall further lapse ratably with respect to the remaining shares on a monthly basis thereafter over a 45-month period.  At such time as the Company is funded with an agreed level of outside financing, and upon the mutual agreement of the Company and the consultant, the agreement will terminate and the Company shall hire the consultant as its Sr. Manager of Business Development at an annual base salary of $130,000, together with an incentive compensation agreed by the Company’s board of directors (including provision for a severance payment upon a termination without cause).

7)           On January 23, 2010, the Company entered into a Consulting Agreement with James E. Cates pursuant to which he will (a) serve as acting CEO assisting the Company in developing an advanced search infrastructure appropriate for its business; (b) advise and assist the Company with respect to its general operations and advertising, ad placement and its business plan; (c) advise and assist the Company with respect to its advertising, sales and marketing strategy and plans and (d) provide such other general consulting services relating to the foregoing as the Company’s Chief Executive Officer or board of directors may request.  The agreement commences upon execution and is terminable upon written notice by either party. In consideration of the consultant’s services, the Company agreed to issue a non-qualified option (pursuant to the Company’s 2009 Stock Plan) to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $0.01 per share.  The Company shall have a re-purchase option with respect to the shares which are the subject of the option which shall lapse with 1/36 of the shares which are the subject of the option over a 36 month period from the date of the agreement.  Further, the repurchase right shall lapse with respect to 50% of such shares upon the consultant executing an employment agreement with the Company, with the remaining 50% of such shares being incorporated into the employment agreement. At such time as the Company is funded with an agreed level of outside financing, and upon the mutual agreement of the Company and the consultant, the agreement will terminate and the Company shall hire the consultant as its Chief Executive Officer at an annual base salary of $300,000, together with an incentive compensation agreed by the Company’s board of directors.

8)           On January 23, 2010, the Company entered into a Consulting Agreement with Accelerated Venture Partners LLC to which it will (a) assist the Company in developing its infrastructure, controls and procedures appropriate for its business; (b) advise and assist the Company with respect to its advertising, ad placement, business planning, human resources and investor relations; (c) advise and assist the Company with respect to its advertising, sales and marketing strategy, contracts and SEC reporting requirements and (d) provide such other general consulting services relating to the foregoing as the Company’s Chief Executive Officer or board of directors may request.  The agreement commences upon execution and is terminable upon written notice by either party. In consideration of the consultant’s services, the Company agreed to issue a non-qualified option (pursuant to the Company’s 2009 Stock Plan) to purchase 1,500,000 shares of the Company’s common stock at an exercise price of $0.01 per share.  The Company shall have a re-purchase option with respect to the shares which are the subject of the option which shall lapse with respect to 6.25% of the total number of shares which are the subject of the option three (3) months after the effective date of the agreement, and the re-purchase option shall further lapse ratably with respect to the remaining shares on a monthly basis thereafter over a 33-month period.  At such time as the Company is funded with an agreed level of outside financing, the Company will pay the consultant a monthly fee of $25,000 together with an agreed incentive plan.

Item 8.01 Other Events

On January 26, 2010, Mikojo, Inc. (the “Company”) issued a press release announcing that it had entered into a credit enhancement agreement with Atlas Investment Corporation, pursuant to which Atlas will issue Letters of Credit to support Mikojo advertising expenses aggregating approximately $23 million over a 14-month period.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Memorandum of Understanding dated January 13, 2010 by and between Atlas Investment, LLC and Mikojo, Inc.

10.2	Consulting Agreement dated January 13, 2010 by and between Accelerated Venture Partners LLC and Mikojo, Inc.

10.3	Consulting Agreement dated January 13, 2010 by and between Robert Gray, vSource1, Inc. and Scarborough Capital and Mikojo, Inc.

10.4	Consulting Agreement dated January 23, 2010 by and between Adam Nettlefold and Mikojo, Inc.

10.5	Consulting Agreement dated January 24, 2010 by and between Frank Cuda and Mikojo, Inc.

10.6	Consulting Agreement dated October 21, 2009 by and between Ian Evans and Mikojo, Inc.

10.7	Consulting Agreement dated January 23, 2010 by and between James Cates and Mikojo, Inc.

10.8	Consulting Agreement dated January 23, 2010 by and between Accelerated Venture Partners LLC and Mikojo, Inc.

99.1	Press Release dated January 26, 2010

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mikojo, Inc.

	By:	/s/ James E. Cates
Dated: January 26, 2010	Name:	James E. Cates
	Title:	President

EXHIBIT INDEX

10.1	Memorandum of Understanding dated January 13, 2010 by and between Atlas Investment, LLC and Mikojo, Inc.

10.2	Consulting Agreement dated January 13, 2010 by and between Accelerated Venture Partners LLC and Mikojo, Inc.

10.3	Consulting Agreement dated January 13, 2010 by and between Robert Gray, vSource1, Inc. and Scarborough Capital and Mikojo, Inc.

10.4	Consulting Agreement dated January 23, 2010 by and between Adam Nettlefold and Mikojo, Inc.

10.5	Consulting Agreement dated January 24, 2010 by and between Frank Cuda and Mikojo, Inc.

10.6	Consulting Agreement dated October 21, 2009 by and between Ian Evans and Mikojo, Inc.

10.7	Consulting Agreement dated January 23, 2010 by and between James Cates and Mikojo, Inc.

10.8	Consulting Agreement dated January 23, 2010 by and between Accelerated Venture Partners LLC and Mikojo, Inc.

99.1	Press Release dated January 26, 2010